UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 27, 2005

@Road, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	000-31511	94-3209170
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

47071 Bayside Parkway, Fremont, CA 94538

 (Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code 510-668-1638

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant’s Business and Operations.

Item 1.01 Entry into a Material Definitive Agreement.

Effective October 27, 2005, @Road, Inc. (the “Company”) entered into its standard form of change of control agreement with Ken Colby, its new Senior Vice President, Customer Operations, which provides that in the event of an involuntary termination within:

• one year following a change-of-control transaction and he was employed by the Company for less than one year prior to the change-of-control transaction, the vesting of any stock option or restricted stock held by him shall automatically be accelerated as though he maintained his employment with the Company for 12 months following the involuntary termination or

• one year following a change-of-control transaction and he was employed by the Company for at least one year prior to the change-of-control transaction, the vesting of any stock option or restricted stock held by him shall automatically be accelerated as though he maintained his employment with the Company for 24 months following the involuntary termination.

The above description is qualified in its entirety by the terms of the Form of Change in Control Agreement between the Registrant and its executive officers, a copy of which has previously been filed as Exhibit 10.51 to the Company’s Report on Form 10-K filed on March 15, 2005 and is incorporated herein by reference. The Company has previously entered into similar agreements with certain of its other executive officers.

Effective October 27, 2005, the Company entered into its standard form of indemnification agreement with Mr. Colby which provides that, among other things, the Company agrees to indemnify him against certain liabilities that may arise by reason of his status or service as an officer, other than liabilities arising from willful misconduct of a culpable nature, to advance his expenses incurred as a result of any proceeding against him as to which he could be indemnified, and to obtain directors’ and officers’ insurance if available on reasonable terms.

The above description is qualified in its entirety by the terms of the Form of Indemnification Agreement, a copy of which has previously been filed as Exhibit 10.16 to the Company’s registration statement on Form S-1 (File No. 333-41372) initially filed on July 13, 2000 and is incorporated herein by reference.

On October 24, 2005, the Board of Directors of the Company approved the vesting of all stock options granted to employees and officers under the Company’s 2000 Stock Option Plan with an exercise price equal to or greater than $6.40 per share, effective October 27, 2005.  Options held by non-employee directors are excluded from the vesting acceleration.

Included in the options that were vested are options to purchase 100,000 shares at a per share exercise price of $10.93 held by Krish Panu, the Company’s Chairman of the

Board, Chief Executive Officer and President, options to purchase 60,000 shares at a per share exercise price of $10.93 held by Thomas Allen, the Company’s Executive Vice President, Service Delivery and Systems, options to purchase 60,000 shares at a per share exercise price of $10.93 held by Michael Walker, the Company’s Chief Technology Officer and Executive Vice President, and options to purchase 300,000 shares at a per share exercise price of $6.40 held by Alan Park, the Company’s Senior Vice President and General Manager, Corporate Accounts.

The compensation package for Mr. Michael Martini, the Company’s Chief Financial Officer and Senior Vice President, was not amended.

The above description regarding the terms of the accelerated stock options is qualified in its entirety by the terms of the Form of Notice of Stock Option Acceleration, a copy of which is filed as Exhibit 10.58 hereto and incorporated herein by reference.

Section 2 — Financial Information.

Item 2.02 Results of Operations and Financial Condition.

The information that is set forth in the Registrant’s News Release dated October 27, 2005, is incorporated herein by reference. The news release is furnished as Exhibit 99.1 hereto.

Section 5 — Corporate Governance and Management.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b)           Effective October 27, 2005, Thomas R. Allen has taken the position of Executive Vice President, Service Delivery and Systems, reporting to the Chief Executive Officer (“CEO”). Mr. Allen had previously served as the Company’s principal operating officer.

(c)           Effective October 27, 2005, Krish Panu, the Company’s CEO, will serve as the Company’s principal operating officer.  Mr. Panu also serves as the Company’s president and principal executive officer. Mr. Panu’s compensation will not change because of his additional duties. The Company’s principal financial officer and principal accounting officer, Mike Martini, is unchanged.

Krish Panu has served as Chief Executive Officer and president and as a director of the Company since February 1999 and Chairman of the Board since December 1999. Prior to joining the Company, Mr. Panu served as Vice President and General Manager of the Logic Products division of Atmel Corporation, a manufacturer of advanced semiconductors. He has held various senior management positions at Atmel Corporation from August 1991 to November 1998. Mr. Panu holds a B.S. in Electrical Engineering, an M.S. in Computer Engineering and an M.B.A. from Wayne State University.

Section 9 - Financial Statements and Exhibits.

Item 9.01 Financial Statements and Exhibits.

(c)           Exhibits.

10.16	Form of Indemnification Agreement. (Incorporated by reference to the Company’s registration statement on Form S-1 (File No. 333-41372) initially filed on July 13, 2000.)

10.51	Form of Change in Control Agreement between the Registrant and its executive officers. (Incorporated herein by reference to the Company’s Report on Form 10-K filed on March 15, 2005.)

10.58	Form of Notice of Stock Option Acceleration.

99.1	Registrant’s News Release dated July 28, 2005, is furnished pursuant to Item 2.02 of Form 8-K.

The information in Item 2.02 of this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act by @Road, Inc., except as expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

@Road, Inc.
(Registrant)

Date: October 27, 2005	By:	/s/ Mike Martini
Mike Martini
Chief Financial Officer

Exhibit Index

Exhibit No.	Description

10.16	Form of Indemnification Agreement. (Incorporated by reference to the Company’s registration statement on Form S-1 (File No. 333-41372) initially filed on July 13, 2000.)

10.51	Form of Change in Control Agreement between the Registrant and its executive officers. (Incorporated herein by reference to the Company’s Report on Form 10-K filed on March 15, 2005.)

10.58	Form of Notice of Stock Option Acceleration

99.1	News release dated October 27, 2005